DEFINITIVE NOTICE AND PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                       Cycle Country Accessories Corp.
               (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] Fee not required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Cycle Country Accessories Corp.

                                                           June 2,
2008

Dear Stockholder:

       I am pleased to invite you to Cycle Country Accessories Corp.'s 2008 annual meeting of stockholders (the "Annual Meeting"). This year's meeting will be held on Tuesday, June 24, 2008, at Village
West Resort & Conference Center, Spirit Lake, Iowa, beginning at
5:30 p.m., local time. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual
Meeting and Proxy Statement. A copy of our 2007 Annual Report on
Form 10-KSB is also enclosed.

       Whether or not you plan to attend the annual meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If you return your signed proxy but no voting instructions are given, your shares will be voted "For" each of the nominated Directors, and "For" the ratification of our independent accountant. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy and voting instructions so that your vote will be counted if you later decide not to attend the meeting.

                                          Sincerely,


                                          /s/ Jeffrey M. Tetzlaff
                                           Jeffrey M. Tetzlaff
                                          President

  The accompanying Proxy Statement is dated June 2, 2008 and is first being mailed to stockholders on or about June 2, 2008.

                       Cycle Country Accessories Corp.

              NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JUNE 24, 2008

       NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Cycle Country Accessories Corp., a Nevada corporation, will be held on Tuesday, June 24, 2008, at 5:30 p.m., local time, at Village West Resort & Conference Center, Spirit Lake, Iowa , for the following purposes:

1.	to elect two directors for a term expiring at the 2011 annual meeting;

2.	to ratify the appointment of Henjes, Conner, & Williams, P.C. as the independent registered public accounting firm for our fiscal year ending September 30, 2008; and

3.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

       The foregoing items of business are more fully described in the proxy statement accompanying this notice and incorporated by reference herein.

 	The board of directors has fixed the close of business on May 7, 2008 as the record date for the determination of holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting shall be open for the examination of any stockholder, for any purpose relevant to the annual meeting, during ordinary business hours, for a period of at least ten days prior to the annual meeting at our principal executive offices at 1701 38th Ave. West, Spencer, Iowa 51301.

	A copy of the Company's annual report on Form 10-KSB for its fiscal year ended September 30, 2007 accompanies this notice.

By Order of the Board of Directors
of Cycle Country Accessories Corp.


Spencer, Iowa

May 28, 2008

Your vote is important. Whether or not you expect to attend the annual meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

                               PROXY STATEMENT
                 FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JUNE 24, 2008

                           SOLICITATION OF PROXIES

       The enclosed proxy is solicited by the Board of Directors of Cycle Country Accessories Corp. (the "Company") to be voted at the 2008 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at the Village West Resort & Conference Center, 20785 170th Street (Hwy
86), Spirit Lake, Iowa, beginning at 5:30 p.m. local time on June 24, 2008, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to shareholders on or about June 2, 2008. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

       Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company's common stock.

The Company's principal office is located at 1701 38th Ave. West, PO Box 257, Spencer, Iowa 51301.


                             REVOCATION OF PROXY

       If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, David Davis, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

                                 RECORD DATE

       Only shareholders of record at the close of business on May 7, 2008 will be entitled to vote at the Annual Meeting or any adjournment thereof.

                       ACTIONS TO BE TAKEN UNDER PROXY

       Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Mr. Jeffrey M. Tetzlaff, or, if unable or unwilling to serve, Mr. David Davis, will vote:

       1) For the election of each of the persons named herein as a nominee for Class III Director of the Company, for a term expiring at the 2011 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

       2) For the ratification of the engagement of Henjes, Conner, & Williams, P.C. as the Company's independent registered public accounting firm; and

       3) According to such person's judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

       Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

                     VOTING SECURITIES AND VOTING RIGHTS

       On May 7, 2008, there were outstanding 6,006,415 shares of Common Stock, par value $0.0001 per share, each of which is entitled to one vote on all matters submitted, including the election of directors. There are no cumulative voting rights.

       A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY'' with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director.

       The vote required for the approval of Proposal 2-Ratification of Appointment of Independent Registered Public Accounting Firm and for any other matter properly brought before the meeting, will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting that abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter.

       While counted for quorum purposes, shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares) as to one or more matters to be voted on shall not be deemed represented at the meeting as to such matter or matters and, therefore, will have no effect thereon.

       Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  	The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 7, 2008 by each stockholder known by us to own beneficially more than 5% of our Common Stock.

  As of May 7, 2008, we had 6,006,415 shares of Common Stock outstanding and 436 stockholders of record. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 7, 2008 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                        Amount and
 Name and Address of    		Nature of		Percentage of
 Beneficial Owner                       Beneficial Ownership    Class

Commerce Street Venture Group           365,000 (direct)        6.08%
17322 Westfield Park Road
Westfield, IN 46074

David Bailey                            456,296 (direct)        7.60%
1209 Country Club Lane
Spencer, IA  51301

Joan Bailey                              599,296 (direct)        9.98%
1209 Country Club Lane
Spencer, IA  51301


--------
  *   Less than 1%

                       SECURITY OWNERSHIP OF MANAGEMENT

       Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of May 7, 2008, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

                                        Amount and
 Name and Address of    		Nature of		Percentage of
 Beneficial Owner                       Beneficial Ownership    Class

Jeffrey M. Tetzlaff                     100 (direct)            0.00%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Rod Simonson                            38,176 (direct)         0.64%
1007 Okoboji Avenue
Milford, IA 51351

David Davis                             8,500 (direct)          0.14%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

F.L. Miller                             37,779 (direct)         0.63%
2500 Manhattan Blvd.
Spirit Lake, IA  51360

L.G. Hancher, Jr.                       165,000 (indirect)      2.75%
17322 Westfield Park Rd.
Westfield, IN 46074

Alan Bailey                             510,779 (direct)        8.50%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Lisa Bailey                             326,889 (direct)        5.44%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

All Officers and
Directors as a
Group (7 persons)                       1,087,223               18.1%

                      PROPOSAL 1 - ELECTION OF DIRECTORS

             INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

       The Company's Articles of Incorporation, as amended and By-laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of the current Class III Director, Alan Bailey, expires at the Annual Meeting.

       Mr. Jeffrey M. Tetzlaff currently is serving as the Company's President and has not served on the Board of Directors previously.

       The Company's By-Laws currently specify that the number of directors shall be not less than three nor more than nine, subject to amendment by the Board of Directors.

       The number of directors currently authorized is five. The Company's By-laws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

       The full board of directors has nominated, as recommended and approved by all of the independent board members, each of Mr. Bailey and Mr. Tetzlaff for election as Class III directors for a term expiring at the 2011 annual meeting of stockholders and until their successors have been qualified, or until their earlier death, resignation or removal. Each of the nominees has agreed to serve if elected, and the board of directors has no reason to believe they will be unable to serve. If any nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE ELECTION OF MR. BAILEY AND MR. TETZLAFF AS DIRECTORS TO HOLD
OFFICE UNTIL THE 2011 ANNUAL MEETING OF STOCKHOLDERS.

       The following table sets forth for each director nominee and for the incumbent directors, such director's age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

Class III: To be elected to serve as Director until 2011



Name                 Age         Principal Occupation                Service as
                                                                     Director
                                                                     Since
-------------------------------------------------------------------------------

Alan Bailey          50          Alan Bailey joined Cycle Country as    2005
                                 a Vice President with the acquisition
                                 of Simonsen Iron Works, Inc. on April
                                 29, 2005.  Prior to the acquisition,
                                 Mr. Bailey served as President of
                                 Simonsen Iron Works, a family owned
                                 business started in 1906, for the
                                 last 6 years.  He was also part
                                 owner of Simonsen's.  Under Mr.
                                 Bailey's leadership, Simonsen Iron
                                 Works experienced 8% average annual
                                 growth.  Before joining the family
                                 business in 1995, he was a
                                 mechanical engineer for International
                                 Paper. Mr. Bailey is currently serving
                                 a three-year term, which will end in 2008.
                                 Alan is the spouse of Lisa Bailey and
                                 the son of David and Joan Bailey, also
                                 owners of the former Simonsen Iron Works.


Jeffrey M. Tetzlaff  52          Jeff Tetzlaff joined Cycle Country     na
                                 in April, 2008, as the Company's
                                 President.  Mr. Tetzlaff had served
                                 as Vice President of Business
                                 Development for Commerce Street
                                 Venture Group for 4 years prior to
                                 joining Cycle Country.  As Vice
                                 President of Business Development,
                                 Mr. Tetzlaff would evaluate
                                 businesses for their strengths,
                                 weaknesses, the market they were
                                 in, and their potential for growth.
                                 From 1995 to 2001 Mr. Tetzlaff co-
                                 founded and participated in
                                 numerous start-up companies in a
                                 variety of roles and
                                 responsibilities.  From 2001 to
                                 2003 Mr. Tetzlaff was Vice
                                 President of Sales, Marketing and
                                 Business Development for I-TECH
                                 Corp., a Computer Peripheral
                                 Equipment, Fiber Optic Test
                                 Equipment, Testers, Test and
                                 Measurement Equipment provider.

Class I:  To continue to serve as Director until 2009



Name               Age           Principal Occupation             Service as
                                                                  Director
                                                                  Since
----------------------------------------------------------------------------

F.L. Miller        66       F.L. "Skip" Miller was President of   2001
                            Armstrong Wheels from 1970 until
                            1998. Then in 1998 from his Chief
                            Executive Officer position, Mr.
                            Miller consummated the company's
                            highly lucrative buy-out from the
                            international conglomerate GKN
                            Wheels. The selling of Armstrong
                            Wheels for an impressive premium
                            price was largely based on his
                            ability to build the company with
                            consistent double-digit annual
                            growth. In 1998 Mr. Miller
                            purchased AERO Race Wheels, Inc.,
                            which started as a division of
                            Armstrong Wheels in 1997.  AERO
                            Race Wheels today has become the
                            largest manufacturer of steel
                            racing wheels in the United States
                            under his leadership.


Rod Simonson       51       Rod Simonson became a franchisee      2001
                            for Piccadilly Circus Pizza, Inc.
                            in 1980 by owning and operating 1
                            of the 5 restaurants under the
                            company's umbrella. Shortly
                            thereafter, Mr. Simonson purchased
                            the parent company and became
                            President of Piccadilly. By 1987,
                            the company became Land Mark
                            Products, Inc., the licensing
                            company for Piccadilly Circus
                            Pizza. Under his leadership, the
                            company evolved from several sit-
                            down pizzerias to a complete
                            turnkey operational partner in
                            convenience stores, malls, hotels,
                            amusement parks and video stores.
                            Today, there are over 800 locations
                            primarily in convenience stores
                            throughout 42 states in the
                            Continental United States.

Class II: To continue to serve as Director until 2010



Name                Age          Principal Occupation             Service as
                                                                  Director
                                                                  Since
----------------------------------------------------------------------------

L.G. Hancher, Jr.   54       L.G. "Bob" Hancher Jr. has served    2001
                             as Chief Financial Officer of
                             Commerce Street Venture Group since
                             2000 and in 2005 assumed the
                             position of CEO as well.  Mr.
                             Hancher served as the Director of
                             Marketing of Raynor Garage from
                             1978 to 1988.  In 1993, Mr. Hancher
                             co-founded, and is now a past
                             President of International Sports
                             Management, leaving in 2000 to co-
                             found Commerce Street Venture
                             Group.




Family Relationships

       Al Bailey and Lisa Bailey are husband and wife. Alan Bailey is the son of David Bailey and Joan Bailey. No family relationships exist among any of our other directors or executive officers.

Agreements to Elect Directors

       No agreements exist to elect any of our directors.

                             CORPORATE GOVERNANCE

Determination of Director Independence

       Rules of The American Stock Exchange require that a majority of the Board of Directors be "independent," as defined in American
Stock Exchange Company Guide Section 121(f). Under the Amex rules, the Board of Directors must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has reviewed the independence of its directors under the Amex rules. During this review, the Board of Directors considered transactions and relationships between each director or any member of his family and the Company. The Board of Directors has determined that Messrs. L.G. Hancher, Jr., F.L. Miller and Rod Simonson are independent under Amex Rule Section 121(f).

Board of Directors' Committees and Meetings

       The board of directors conducts its business through meetings and actions by unanimous written consent of the full board and through an Audit Committee of the board. The board of directors has adopted a charter for the Audit Committee that has been attached to this Proxy Statement as Attachment A.

       During the fiscal year ended September 30, 2007, the board of directors held two regular meetings and the Audit Committee held two regular meetings. During the fiscal year ended September 30, 2007, each member of our board of directors attended at least 75% of the meetings of the board of directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

       We have not adopted a formal policy regarding board member attendance at our annual meetings; however, we strongly encourage all board members to attend the annual meeting.

       The Audit Committee. The audit committee of our board of directors is comprised of three directors, L.G. Hancher, Jr., F.L. Miller, and Rod Simonson. Each member of the committee is an independent director as defined by the American Stock Exchange rules. In addition, our board of directors has determined that L.G. Hancher, Jr., as defined by the SEC rules, is both independent and an audit committee financial expert. Mr. Hancher has extensive experience reading, analyzing, and preparing GAAP financial statements and SEC reports and filings. Mr. Hancher is the Chair of the Audit Committee. The Audit Committee is responsible for, among other things:


* directly appointing our independent registered public accountants;

* discussing with our independent registered public accountants their independence from management;

* reviewing with our independent registered public accountants the scope and results of their audit;

* approving all audit services and pre-approving all permissible non-audit services to be performed by the independent registered public accountants;

* overseeing the financial reporting process and discussing with management and our independent registered public accountants the interim and annual financial statements that we file with the SEC; and

* reviewing and monitoring our accounting principles, policies and financial and accounting controls.

       All committee members are independent as defined in applicable SEC and American Stock Exchange, or AMEX, rules. The board of directors has determined that Mr. Hancher qualifies as an audit committee financial expert within the meaning of SEC rules and regulations.

Selection of Director Nominees

       The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process. The Board of Directors believes that it is appropriate for it to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company's Board of Directors. The vote of a majority of the independent directors of the Board of Directors is required to approve a nominee for recommendation to the Board of Directors.

       Stockholder Nominations. Stockholders who wish to recommend nominees for consideration by the independent members of the Board of Directors must submit their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer's business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. The independent members of the Board of Directors may consider such stockholder recommendations when it evaluates and recommends nominees to the board of directors for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to our Corporate Secretary, at 1701 38th Ave. W., Spencer, Iowa 51301.

       In addition, stockholders may nominate directors for election without consideration by the Board of Directors. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the "Stockholders' Proposals for 2008 Annual Meeting" section of this proxy statement and by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws, a stockholder is eligible to submit a stockholder proposal if the stockholder is of record and entitled to vote at the annual meeting. The stockholder also must provide timely notice of the proposal to us. To be timely, the stockholder must provide advance notice not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year's annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date.

       The Board of Directors did not receive any recommended nominee from any stockholder or group of stockholders that beneficially owned more than 5% of our common stock for at least one year as of the date of the recommendation.

Compensation Committee

       The Board of Directors does not currently have a standing Compensation Committee. The Board of Directors believes it is appropriate for the Company to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to establish executive officer compensation.

Compensation Committee Interlocks and Insider Participation

As stated above, the independent members of the Board of Directors have been delegated the authority which would typically be given to a Compensation Committee. Each of these directors qualifies as an independent non-employee director, and no member has served as an officer or employee of the Company. During fiscal 2007, none of the Company's executive officers served as a member of a compensation committee or board of directors of any other entity, which has an executive officer serving as a member of our Board of Directors.

Compensation Committee Report

The independent members of the Board of Directors are, among other things, responsible for:

* making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

* reviewing and approving corporate goals and objectives relevant to the chief executive officer's compensation, and determining and approving the chief executive officer's compensation level based on the Board's performance evaluation of the chief executive officer;

* determining and approving the compensation of the other executive officers;

* reviewing, recommending, and discussing with management the compensation discussion and analysis section included in the Company's annual proxy statement; and

*       evaluating its performance on an annual basis.

The independent members of the Board of Directors seek input from the CEO on compensation decisions and performance appraisals for all other officers. However, all officer compensation matters are approved by the independent members of the Board of Directors.

The independent members of the Board of Directors are given the opportunity to meet in executive session at each meeting of the Board of Directors. When possible, the independent members of the Board of Directors preview and discuss significant compensation decisions at one meeting before giving formal approval at a subsequent meeting.

Code of Business Conduct and Ethics

       The Company has adopted a code of business conduct and ethics applicable to the Company's directors, officers (including the Company's principal executive officer, principal financial officer and principal accounting officer), and employees, known as the Code of Ethics and Standards of Conduct. The Code of Ethics and Standards of Conduct is available on the Company's website. In the event that we amend or waive any of the provisions of the Code of Ethics and Standards of Conduct applicable to our principal executive officer, principal financial officer, or principal accounting officer, we intend to disclose the same on the Company website at www.cyclecountry.com .

Director's Compensation

       Effective October 1, 2004, our outside, non-management directors are compensated for serving on the board of directors. Outside, non-management directors receive $500 in common shares as compensation for each board meeting that they attend. Pursuant to our 2007 Incentive Compensation Plan, for the fiscal year ended September 30, 2007, the non-management directors were issued a total of 1,533 shares of common stock under such Plan in November, 2007. Directors who are employees of the Company receive no compensation for their service on the Board.

                              EXECUTIVE OFFICERS


In addition to Mr. Tetzlaff, our President, and Mr. Bailey, our Vice President, whose biographical information appears under "Proposal 1
- Election of Directors," set forth below are each of our executive officers and their ages as of June 2, 2008.



                                                             Current
                                                             Position
Name                 Age       Position                      Held Since
--------------------------------------------------------------------------

Jeffrey M. Tetzlaff  52        President                       2008

David Davis          42        Chief Financial Officer and     2001
                               Vice President of Finance

Alan Bailey          50        Vice President of Engineering   2005
                               and Director

Lisa Bailey          49        Vice President of Systems and   2005
                               Operations


David Davis, who became our Chief Financial Officer on October 1, 2001, has been a CPA for 16 years. Prior to joining Cycle Country, Mr. Davis served as Controller for a Midwest lawn and garden power equipment distributor from 1997-2001 and worked for several years prior to that as a CPA at a Midwest regional public accounting firm.

Lisa Bailey became a Vice President for Cycle Country with the purchase of Simonsen Iron Works, Inc. on April 29, 2005. Ms. Bailey was a Vice President at Simonsen Iron Works for the 6 years prior to the acquisition. She was also part owner of the business. As Vice President, Ms. Bailey was in charge of personnel and operations. Prior to joining Simonsen Iron Works in 1995, She worked for The Gazette Company, a regional daily newspaper, with circulation of approximately 66,000, and commercial printer, for 14 years where she attained the position of pre-press manager. Lisa Bailey is the spouse of Alan Bailey.


Chairman of the Board

F.L. Miller was unanimously elected by all Directors at the May 20, 2008, Board of Directors Meeting to the position of Chairman of the Board. As Chairman, F.L. Miller will carry out the various duties and responsibilities of that position.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

	The following table sets forth the total compensation paid to or accrued for the fiscal years ended September 30, 2007, 2006, and 2005 to our Chief Executive Officer and any other officers whose total compensation exceeded $100,000, as defined in Item 402 of Regulation S-B, who were serving as executive officers at the end of our last fiscal year.

Annual Compensation




Name and                                   Other          Restricted   Securities                All
Principal       Fiscal                     Annual         Stock        Underlying     LTIP       Other
Position         Year    Salary    Bonus   Compensation   Awards       Options        Payouts    Compensation
---------------------------------------------------------------------------------------------------------------
Ronald Hickman,
President         2007    0         0        0            0            0               0         698 (2)
                  2006    155,523   12,603   500 (1)      0            0               0         12,889(3)
                  2005    150,000   41,125   500 (1)      0            0               0         10,287 (4)

John Gault,
Interim President 2006    101,000   0        0            0            0               0         0

Randy Kempf,
President         2007    187,000   0        25 (1)       25,000 (6)   0               0         6,979 (5)
                  2006    3,596     0        0            25,000 (6)   0               0         0

Lisa Bailey,
Vice President    2007    100,000   0        500 (1)      0            0               0         0

Alan Bailey,
Vice President    2007    100,000   9,272    500 (1)      0            0               0         17,097 (7)
                  2006    113,462   13,748   500 (1)      0            0               0         11,033 (8)


(1)	Christmas bonus,.
(2)	Comprised of $698 value of personal use of company auto.
(3)	Comprised of $1,805 value of personal use of company auto and
$10,584 paid for health insurance.
(4) 	Comprised of $1,771 value of personal use of company auto and
$8,016 paid for health insurance.
(5) 	Comprised of $6,979 paid for health insurance.
(6)     Comprised of the first and second of four issuances for a
total of$100,000 in restricted company common stock provided in the employment agreement as an inducement to employment incentive.
(7) 	Comprised of $6,513 value of personal use of company auto and
$10,584 paid for health insurance.
(8) 	Comprised of $449 value of personal use of company auto and
$10,584 paid for health insurance.


Stock Option Grants in the past fiscal year

We have not issued any grants of stock or stock options in the past fiscal year.

Employment Agreements

       We have entered into employment agreements with certain of our key executives as follows:

       We are currently negotiating a formal employment agreement with Jeffrey Tetzlaff, our President, who started employment with the company on April 7, 2008. The items anticipated to be in the agreement are; that it will be for an initial period of three years, annual income will be $150,000 per year, options for 500,000 common shares set at the April 7th closing price of $1.68, a $25,000 signing bonus, and 50,000 common shares vesting over a three year period.
The agreement will also provide for Mr. Tetzlaff to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan. Mr. Tetzlaff currently is working for the company under an oral agreement based on the items anticipated to be in the formal employment agreement listed above.

       We entered into an employment agreement with Alan Bailey, our Vice President of Engineering, effective May 1, 2005 for a period of five years under which we have hired him to serve as our Vice President. The agreement calls for Mr. Bailey to receive an annual income of $125,000 per year plus a bonus equal to one and one-half percent (1.5%) of our net income before taxes and bonus. The agreement also provides for Mr. Bailey to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, cafeteria plan, and use of an automobile. Mr. Bailey's agreement was amended in the third quarter of fiscal 2006 to change his base salary to $100,000 per year.

       We entered into an employment agreement with Lisa Bailey, our Vice President of Operations, effective May 1, 2005 on a month to month basis under which we have hired her to serve as our Vice President. The agreement calls for Ms. Bailey to receive an annual income of $75,000 per year. The agreement also provides for Ms. Bailey to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan. Ms. Bailey's agreement was amended in the third quarter of fiscal 2006 to change her base salary to $100,000 per year.

                            AUDIT COMMITTEE REPORT


       The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on May 20, 2008. A copy of the Charter is attached to this Proxy Statement as Attachment A.

       In fulfilling its oversight responsibilities with respect to the September 30, 2007 financial statements, the Audit Committee, among other things, has:

* reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended
September 30, 2007, including a discussion of the quality and acceptability of our financial reporting and internal controls;

* discussed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

* discussed with the Company's independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company's independent registered public accounting firm's independence; and

* discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit.

       Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007.


                                         Respectfully submitted,



                                         AUDIT COMMITTEE OF THE
                                         BOARD OF DIRECTORS OF
                                         CYCLE COUNTRY ACCESSORIES CORP.

                                         L.G. Hancher, Jr., Chairman of the
                                         Audit Committee
                                         F.L. Miller, Member
                                         Rod Simonson, Member

       Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

COMPARISON OF CYCLE COUNTRY ACCESSORIES CORP. CUMULATIVE TOTAL RETURN

       Set forth below is a line graph presentation comparing the yearly percentage change in cumulative total shareholder returns since June 8, 2002 on an indexed basis with the Russell 2000 Index and our SIC Code Index, which is a nationally recognized industry standard index.



       The following graph assumes the investment of $100 in Cycle Country Accessories Corp.. Common Stock, the Russell 2000 Index and our SIC Code Index as well as the reinvestment of all dividends. There can be no assurance that the performance of the Company's stock will continue into the future with the same or similar trend depicted in the graph below.

             CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

       From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

       In fiscal 2007, we provided contract manufacturing services to AERO Race Wheels, Inc. which generated approximately $77,700 in revenue. There was approximately $19,700 in accounts receivable at September 30, 2007. AERO Race Wheels is owned by F.L. Miller who is one of our directors.


       All future transactions between the Company and its officers, directors, principal shareholders and affiliates must be approved by a majority of the independent and disinterested outside directors.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, the Company's directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that all such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2007 fiscal year except as set forth below.


       The Company is aware of the following individual directors, officers or beneficial owners of more than ten percent of the Company's Common Stock that, during the fiscal year 2007 or for the fiscal year 2007, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934.


None

                 PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee of the Board of Directors has appointed Henjes, Conner, & Williams, P.C. ("Henjes"), as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending September 30, 2008.

       Henjes' reports on the financial statements of the Company for the past three fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       In connection with the Company's audit for each of the three most recent fiscal years, there were no disagreements with Henjes on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Henjes, would have caused Henjes to make reference thereto in their report in the financial statements for such years.

       During the Company's three most recent fiscal years, there were no reportable events as defined in Registration S-B Item
304(a)(1)(v).

       A proposal will be presented at the Annual Meeting to ratify the appointment of Henjes as the Company's independent registered public accounting firm. One or more of the representatives of that firm are encouraged to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company's By-laws nor its other governing documents or law require shareholder ratification of the selection of Henjes as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of Henjes to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF HENJES, CONNER, & WILLIAMS, P.C. AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT AND NON-AUDIT FEES

The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2007 and 2006 by Henjes, Conner, & Williams, P.C.:


                              Fiscal 2007      Fiscal 2006

Audit Fees                    $49,811          $52,292

Audit-Related Fees              2,358            1,803

Tax Fees                        5,630           10,180

All Other Fees                  2,538             --
                              -------          -------
Total Fees                    $60,337          $64,274


A description of the types of services provided in each category is as follows:

Audit Fees-Includes audit of the Company's annual financial statements, review of the Company's quarterly reports on Form 10-
QSB, and consents and assistance with and review of registration statements filed with the SEC.

Audit-Related Fees-Includes agreed upon procedures related to the acquisition and merger of Simonsen Iron Works, testing key balances and subsidiary ledgers due to conversion from old ERP software to new ERP software, and accounting consultations related to GAAP and the application of GAAP to proposed transactions.

Tax Fees-Includes tax compliance, tax advice and planning.

All Other Fees-Includes time and research related to pre- and post-acquisition issues of Simonsen Iron Works, business segment and property valuations, and other miscellaneous research and assistance provided to the Company.

                     Audit Committee Pre-Approval Policy
                     -----------------------------------

To ensure the independence of the Company's independent auditor and to comply with applicable securities laws, listing standards, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by the Company's independent auditors. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by the Company's independent auditor (the "Policy").

The Policy provides that the Company's independent auditor may not perform any audit, audit-related, or non-audit service for the Company, subject to those exceptions that may be permitted by applicable law, unless: (1) the service has been pre-approved by the Audit Committee, or (2) the Company engaged the independent auditor to perform the service pursuant to the pre-approval provisions of the Policy. In addition, the Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by the Company's independent auditor by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Audit Committee as to services provided by the independent auditor. With respect to each such service, the independent auditor provides detailed back-up documentation to the Audit Committee and the Chief Financial Officer.

The Audit Committee appointed Henjes, Conner, & Williams, P.C. as the Company's independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2007 and 2006. Henjes, Conner, & Williams, P.C. have been Cycle Country's independent accountants since January 16, 2004.

                                ANNUAL REPORT

       The Annual Report of the Company for the 2007 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.


                STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

       Shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Company not later than January 23, 2009, for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

       Shareholder proposals and nominations for directors made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, may be considered at the 2009 Annual Meeting of Shareholders only if timely notice is given to the Company by January 31, 2009. Such notice must include a description of the proposed business and the reasons therefore. The Board of Directors or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a shareholder must meet to have a proposal included in the Company's proxy statement.

                  COMMUNICATION WITH THE BOARD OF DIRECTORS

       A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

                          HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (712) 262-4191 or send a written request to Cycle Country Accessories Corp., 1701 38th Ave. West, PO Box 257, Spencer, Iowa 51301,
Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

                                OTHER BUSINESS

       The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 2007 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO CYCLE COUNTRY ACCESSORIES CORP., 1701 38TH AVE. W., PO BOX 257, SPENCER, IOWA, 51301, ATTENTION: SECRETARY. SHAREHOLDERS MAY ALSO ACCESS THE FORMS 10-KSB AND THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY'S WEBSITE AT WWW.CYCLECOUNTRY.COM.


                                 By Order of the Board of Directors,



                                 /s/ David Davis
                                 ---------------
                                 Secretary


Spencer, Iowa
June 2, 2008

                                    PROXY

                       CYCLE COUNTRY ACCESSORIES CORP.
                       ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 24, 2008

The undersigned hereby appoints Mr. Jeffrey M. Tetzlaff, with full power of substitution, or if Mr. Tetzlaff is unable or declines to exercise such rights hereunder, the undersigned appoints Mr. David Davis, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.001 par value per share, of Cycle Country Accessories Corp. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Village West Resort & Conference Center, Spirit Lake, Iowa 51360, beginning at 5:30 p.m. local time, June 24, 2008, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:


1.    ELECTION OF DIRECTORS:

Nominees:       Alan Bailey and Jeffrey Tetzlaff




[ ] FOR the nominees (or such other person designated by the Board of Directors to replace any unavailable nominee)

[  ]  WITHHOLD AUTHORITY to vote for the nominees

[  ]  FOR ALL EXCEPT ______________________ (Instruction: To
      withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write that nominee's name in the space provided.)

2.    RATIFICATION OF THE ENGAGEMENT OF HENJES, CONNER, &
      WILLIAMS, P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

[  ] FOR  [  ] AGAINST  [  ] ABSTENTION

3. 	OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HENJES CONNER, & WILLIAMS, P.C., AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

 Number of shares of Common Stock owned        DATE ___________________ , 2008
 On May 7, 2008 and voted  hereunder:


__________________________________________



Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.